UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2017

American Resources Corporation

(Exact name of registrant as specified in its charter)

Florida

000-55456

46-3914127

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        8856 South Street, Fishers, IN

   46038

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (917) 685-2547

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to American Resources Corporation, unless the context requires otherwise.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 10, 2017, the following individual was appointed as a new director for our Company:

Item 5.02(d) New Directors

Directors:

William D. Bishop – Director

William D. Bishop, age 76, was appointed to our board of directors on May 10, 2017. For the past fourteen years, Mr. Bishop has been the owner and president of Arcadia Consulting Services (“Arcadia”), which he founded in July 2003. Among the services provided by Arcadia are development and implementation of business plans and strategies for other companies; business and asset evaluation, management and disposition; litigation support and expert testimony; property management and development; and services as a United States Bankruptcy Court Trustee.

Mr. Bishop has a long history of coal industry experience.  He participated in the senior management positions in the growth of Ashland Coal, Inc before its merger with Arch Mineral to form Arch Coal, Inc.  He also held senior management positions with Sierra Coal, a subsidiary of Utah International & owned by General Electric.  He participated in the growth of Quintana Mineral Corporation, later becoming known as Natural Resource Partners, the largest coal mineral owner in the United States.  In addition, he has served as both a Chapter 11 and Chapter 7 bankruptcy trustee regarding several coal and energy companies, including Lodestar Energy.  Mr. Bishop received his Masters in Business Administration & Bachelor of Science in Economics from the University of Kentucky.  We believe that Mr. Bishop’s extensive experience in the coal industry and his many years of business experience will be an invaluable asset to our Company and Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2017	AMERICAN RESOURCES CORPORATION
(Date)

	By:	/s/ Mark C. Jensen
Name: Mark C. Jensen
Title: CEO/Chairman of the Board

Endnotes

OMB Number:

3235-0060

Expires:

March 31, 2018

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